                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASE NUMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: MAY     YEAR: 2002

                                          11/30/01        12/31/01
                 MONTH                    Revised         Revised
---------------------------------------------------------------------
REVENUES (MOR-6)                       $  21,898,981    $ 18,571,799

INCOME BEFORE INT. DEPREC./TAX (MOR-6) $  (4,402,886)   $ (1,583,651)

NET INCOME (LOSS) (MOR-6)              $  (8,543,837)   $ (5,648,707)

PAYMENTS TO INSIDERS (MOR-9)           $     106,743    $    204,995

PAYMENTS TO PROFESSIONALS (MOR-9)      $     802,884    $    683,788

TOTAL DISBURSEMENTS (MOR-7)(1)         $  48,059,877    $ 46,405,192

(1) Excludes intercompany transfers
  as follows:                          $  16,841,776    $ 16,315,773

                                          1/31/02        2/28/02       3/31/02        4/30/02
                 MONTH                    Revised        Revised       Revised        Revised        5/31/02
----------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                        $ 20,053,870   $ 20,096,849  $ 21,923,335   $ 42,567,625   $ 45,186,158

INCOME BEFORE INT. DEPREC./TAX (MOR-6)  $ (2,798,067)  $ (2,749,269) $   (148,300)  $  5,024,220   $  4,957,088

NET INCOME (LOSS) (MOR-6)               $ (7,180,158)  $ (6,872,689) $ (4,363,757)  $    495,693   $    813,702

PAYMENTS TO INSIDERS (MOR-9)            $    142,597   $    116,429  $    150,683   $    494,281   $     78,911

PAYMENTS TO PROFESSIONALS (MOR-9)       $  1,238,773   $  1,045,883  $  1,257,449   $  1,572,252   $  1,014,508

TOTAL DISBURSEMENTS (MOR-7)(1)          $ 51,372,937   $ 45,245,622  $ 56,865,534   $ 57,893,073   $ 69,069,844

(1) Excludes intercompany transfers
  as follows:                           $ 13,719,923   $ 18,261,420  $ 23,396,865   $ 20,186,176   $ 16,157,239


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid?  YES      If so, describe

                                See Attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe ----------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------



                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         ---------------------------------------------------
                                         (ORIGINAL SIGNATURE)



                  TITLE  VP Finance, CFO
                         ---------------------------------------------------





MOR-1

CASE NAME:  STERLING CHEMICALS, INC.        CASE NUMBER:  01-37806-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                         6/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 4 of 15
                                                                         6/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

VENDOR                                                               AMOUNT              ORDER(1)
STERLING CHEMICALS, INC. CASE #01-37806-H4-11
City of Texas City                                                   7,734.35
Galveston County Tax Assessor                                       18,775.70
Texas City ISD                                                      39,299.05
                                                                -------------
         TOTAL                                                  $   65,809.10
                                                                =============

(1) ALL PREPETITION PAYMENTS MADE IN MAY WERE PURSUANT TO COURT APPROVAL OF THESE PAYMENTS RELATED TO STATE TAXES.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED MAY 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     171                $   1,369              $       -                 $     156
        Trade accounts receivable, net              -                   76,214                     85                     2,736
        Other Receivables                           -                      685                      -                     2,695
        Due from affiliates                     1,205                   24,502                 13,777                         -
        Inventories                                 -                   31,798                      -                     8,584
        Prepaid expenses                           33                    3,400                      -                        28
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  137,968                 13,862                    14,199

Property, plant and equipment, net                  -                  120,474                  2,823                     5,930
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,232                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   35,093                      -                     1,233
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 389,770              $  21,917                 $  21,362
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 177                  187,581                  1,433                     6,711
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   38,926                      -                     9,776
        Unsecured debt                        186,538                  262,270                  1,110                    70,426
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,046)                 (58,958)                 4,040                    (8,521)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (1)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,678)                (509,798)                19,374                  (138,576)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,678)                (512,335)                19,374                  (138,576)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 389,770              $  21,917                 $  21,362
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $      58             $       -                 $       -
        Trade accounts receivable, net             -                     2,454                   873                     4,425
        Other Receivables                          -                     4,397                     -                         -
        Due from affiliates                    3,301                    56,857                   966                     8,588
        Inventories                                -                         -                   181                     1,936
        Prepaid expenses                           -                         -                     -                       516
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           3,301                    63,766                 2,020                    15,465

Property, plant and equipment, net                 -                         -                     -                    41,949
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   295,811                 1,519                         -
Other assets                                   2,570                     3,233                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,871                 $ 362,810             $   3,539                 $  57,414
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 75                    25,211                   962                     2,817
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          624                    11,472                     -                         -
        Unsecured debt                         1,123                   265,052                   170                    62,343
        Other / Intercompany                       -                         -                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 4,020                     1,557
        Retained earnings-Filing Date            779                   (90,594)                 (877)                    1,518
        Retained earnings-Post Filing Date      (382)                    1,121                  (736)                  (10,821)
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 397                    (6,077)                2,407                    (7,746)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       397                    (6,077)                2,407                    (7,746)

TOTAL LIABILITIES AND EQUITY                $  5,871                 $ 362,810             $   3,539                 $  57,414
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,754
        Trade accounts receivable, net              -                 86,787
        Other Receivables                           -                  7,777
        Due from affiliates                  (108,901)                   295
        Inventories                                 -                 42,499
        Prepaid expenses                            -                  3,977
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (108,901)               143,089

Property, plant and equipment, net                  -                171,176
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,732
Investments in Subs                          (381,672)                45,453
Other assets                                       (1)                42,993
                                            --------------------------------

TOTAL ASSETS                                $(490,574)             $ 409,443
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (44,901)              180,066
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (10,400)                50,398
        Unsecured debt                       (133,130)               715,902
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,249)              (546,018)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (75,303)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (1)
                                            --------------------------------
                                              (40,250)              (856,947)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,250)              (859,484)

TOTAL LIABILITIES AND EQUITY                $(490,574)            $  409,443
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                        ----------------------------------------------------------------------------------------
                                         11/30/01     12/31/01      1/31/02     2/28/02      3/31/02       4/30/02    5/31/02
                                        (revised)
                                        ----------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $  35,921    $  25,602     $  43,566   $ 43,581  $    53,511   $   61,483   $   68,952
ROYALTY AND REVENUE PAYABLE                     --           --            --                      --           --           --
NOTES PAYABLE - INSURANCE                       --           --            --                      --           --           --
TAX PAYABLE:                                    --           --            --                      --                        --
    Federal Payroll Taxes                      260           --            --                       8            8           98
    State Payroll & Sales                       39          178           231        364          437          405          409
    Ad Valorem Taxes                            --           --            --                      --           --           --
    Other Taxes                              2,800        3,383         3,901      4,527        5,162        5,795        4,408
TOTAL TAXES PAYABLE                      $   3,099    $   3,561     $   4,132   $  4,891  $     5,607   $    6,208   $    4,915
SECURED DEBT POST-PETITION                  49,084       51,301        51,346     51,127       56,066       78,668       74,598
ACCRUED INTEREST PAYABLE                       469          436           370        553          670          752          518
*ACCRUED PROFESSIONAL FEES:                  4,798        4,714         5,236      5,587        5,989        6,106        6,427
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs      22,520       31,422        37,458     31,736       31,003       30,498       32,171
  2.  Lease Operating Expenses/Capital          --           --            --         --           --           --           --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $ 115,891    $ 117,036     $ 142,108   $137,475  $   152,846   $  183,715   $  187,581
================================================================================================================================


*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH        MAY  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $224,715    $ 214,369    $      98   $       407   $    4,723    $       5,118

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $224,715    $ 214,369    $      98   $       407   $    4,723    $       5,118
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 70,934    $ 70,934     $     --   $     --   $     --   $     --

        31-60           687         687           --         --         --         --

        61-90           458         458           --         --         --         --

        91 +         28,145      28,145           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $100,224    $100,224     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING MAY 31, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
              MONTH                              HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       45,186,158    $          185,170    $        1,769,204
TOTAL COST OF REVENUES                                         --            37,495,451               185,170             1,831,716
GROSS PROFIT                                   $               --    $        7,690,707    $               --    $          (62,512)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           12,965    $        1,075,324    $               --    $          117,882
  Insiders Compensation                                        --                78,911                    --                    --
  Professional Fees                                            --             1,509,681                    --                    --
  Other (Earnings in Joint Venture)                            --                69,703               (69,703)                   --

TOTAL OPERATING EXPENSE                        $           12,965    $        2,733,619    $          (69,703)   $          117,882
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (12,965)   $        4,957,088    $           69,703    $         (180,394)
INTEREST EXPENSE (includes amort of debt fees)               (177)            2,199,007                    --               614,434
DEPRECIATION                                                   --             1,944,379                    --                47,617
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $             (177)   $        4,143,386    $               --    $          662,051
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (12,788)   $          813,702    $           69,703    $         (842,445)
INCOME TAXES                                                   --                    --                18,000                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (12,788)   $          813,702    $           51,703    $         (842,445)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
              MONTH                                INT'L, INC.               INC.          CHEMICALS US, INC.
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,059,266   $          332,686
TOTAL COST OF REVENUES                                          --                54,852              475,900
GROSS PROFIT                                    $           83,333    $        1,004,414   $         (143,214)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $           16,121    $          254,365   $          (80,920)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $           16,121    $          254,365   $          (80,920)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           67,212    $          750,049   $          (62,294)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,575                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,370   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $            6,547    $          103,679   $          (62,294)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $            6,547    $          103,679   $          (62,294)
==============================================================================================================


                                                      STERLING PULP                                 DEBTORS
              MONTH                                   CHEMICALS, INC.       ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------


REVENUES  (MOR-1)                                   $        3,292,539   $         (83,333)    $      51,825,023
TOTAL COST OF REVENUES                                       1,981,822             (83,333)           41,941,578
GROSS PROFIT                                        $        1,310,717   $              --     $       9,883,445
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          625,086   $        (558,861)            1,461,962
  Insiders Compensation                                             --                  --                78,911
  Professional Fees                                                 --                  --             1,509,681
  Other (Earnings in Joint Venture)                                 --                  --                    --


TOTAL OPERATING EXPENSE                             $          625,086   $        (558,861)    $       3,050,554
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          685,631   $         558,861             6,832,891
INTEREST EXPENSE (includes amort of debt fees)                      --             558,861             3,570,365
DEPRECIATION                                                   326,099                  --             2,826,890
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          326,099   $         558,861     $       6,397,255
=================================================================================================================
NET INCOME BEFORE TAXES                             $          359,532   $              --     $         435,636
INCOME TAXES                                                        --                  --                18,000
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          359,532   $              --     $         417,636
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11

  CASH RECEIPTS AND
  DISBURSEMENTS                                                      Nov-01            Dec-01            Jan-02           Feb-02
                                                                  ------------      ------------      ------------     ------------
1. CASH-BEGINNING OF MONTH                                             159,499          (421,404)         (256,194)         498,098
                                                                  ============      ============      ============     ============

RECEIPTS:

2. CASH SALES                                                               --                --                --               --

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                                                       20,886,265        22,270,996        24,602,303       20,717,983

4. LOANS & ADVANCES - CIT
   REVOLVER                                                         31,300,000        29,200,000        31,600,000       26,900,000

5. SALE OF ASSETS                                                           --                --                --               --

6. OTHER (attach list)                                              12,134,485        11,415,178         9,644,850       13,860,068
                                                                  ------------      ------------      ------------     ------------
TOTAL RECEIPTS                                                      64,320,750        62,886,174        65,847,152       61,478,051
                                                                  ------------      ------------      ------------     ------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                                                N/A               N/A               N/A              N/A
                                                                  ============      ============      ============     ============
DISBURSEMENTS:

7. NET PAYROLL                                                       2,759,985         1,932,984         1,297,213        1,930,462

8. PAYROLL TAXES PAID                                                  443,402           870,019           974,973          972,750

9. SALES, USE & OTHER TAXES
   PAID                                                                 55,177            50,776            57,123               --

10.SECURED/RENTAL/LEASES                                               179,910           184,920           161,222          154,571

11.UTILITIES                                                         3,737,135         4,230,558         2,765,343        2,158,233

12.INSURANCE                                                           425,842           456,145           728,204          589,057

13.INVENTORY PURCHASES                                              12,485,921         8,921,056        11,876,414        2,984,285

14.VEHICLE EXPENSES                                                         --                --                --               --

15.TRAVEL & ENTERTAINMENT                                               53,052            64,095            60,079           63,635

16.REPAIRS, MAINTENANCE &
   SUPPLIES                                                          1,100,361         1,085,130         1,487,951        7,400,962

17.ADMINISTRATIVE & SELLING                                          3,136,392         3,142,158         2,804,552        2,442,379

18.OTHER (attach list)                                              39,721,594        41,099,335        41,641,012       43,639,825

TOTAL DISBURSEMENTS FROM
   OPERATIONS                                                       64,098,769        62,037,177        63,854,086       62,336,159

19.PROFESSIONAL FEES                                                   802,884           683,788         1,185,274        1,045,883

20.U.S. TRUSTEE FEES                                                        --                --            53,500               --

21.OTHER REORGANIZATION
     EXPENSES (attach list)                                                 --                --                --          125,000

                                                                  ------------      ------------      ------------     ------------
TOTAL DISBURSEMENTS                                                 64,901,653        62,720,965        65,092,860       63,507,042
                                                                  ============      ============      ============     ============

22.NET CASH FLOW                                                      (580,903)          165,210           754,292       (2,028,991)

23.CASH - END OF MONTH (MOR-2)                                        (421,404)         (256,194)          498,098       (1,530,893)


per MOR-7                                                          (421,403.88)      (256,194.38)       498,097.76    (1,530,893.34)
per 211 trial balance                                               527,547.60        622,716.13      1,983,218.51       986,980.26
                                                                --------------    --------------    --------------   --------------
difference                                                          948,951.48        878,910.51      1,485,120.75     2,517,873.60

g/l acct 10123 - not a good account, s/b zero                           794.70            794.70            794.70           794.70
g/l acct 10131 - account was closed before filing, bal s/b zero       4,029.99          4,029.99          4,029.99         4,029.99
g/l acct 10199 - cash overdraft reclass of outstanding checks       944,126.79        874,085.82      1,480,296.06     2,513,048.91
                                                                --------------    --------------    --------------   --------------
reconciled difference                                               948,951.48        878,910.51      1,485,120.75     2,517,873.60


  CASH RECEIPTS AND                                                                                                     FILING TO
  DISBURSEMENTS                                                      Mar-02            Apr-02              May-02          DATE
                                                                  ------------      ------------        ------------   ------------
1. CASH-BEGINNING OF MONTH                                          (1,530,893)         (605,842)          1,432,341      9,346,546
                                                                  ============      ============        ============   ============

RECEIPTS:

2. CASH SALES                                                               --                --                  --             --

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                                                       25,478,506        17,926,575          34,807,911    251,940,298

4. LOANS & ADVANCES - CIT
   REVOLVER                                                         36,300,000        46,100,000          37,400,000    336,800,000

5. SALE OF ASSETS                                                           --                --                  --             --

6. OTHER (attach list)                                              19,408,945        16,090,857          11,363,818    133,439,910
                                                                  ------------      ------------        ------------   ------------
TOTAL RECEIPTS                                                      81,187,451        80,117,432          83,571,729    722,180,208
                                                                  ------------      ------------        ------------   ------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                                                N/A               N/A                 N/A            N/A
                                                                  ============      ============        ============   ============
DISBURSEMENTS:

7. NET PAYROLL                                                       2,601,421         1,983,856           1,609,373
                                                                                                                         20,553,278
8. PAYROLL TAXES PAID                                                1,053,588           932,205             936,861
                                                                                                                          9,308,698
9. SALES, USE & OTHER TAXES
   PAID                                                              1,404,405         1,650,149           1,456,271      6,233,390

10.SECURED/RENTAL/LEASES                                                99,905            30,705             101,829      1,555,469

11.UTILITIES                                                         1,150,288         6,922,372           3,817,800     35,021,254

12.INSURANCE                                                           410,554            50,625              15,583      5,428,025

13.INVENTORY PURCHASES                                              10,861,846        17,691,587          16,201,310    116,150,947

14.VEHICLE EXPENSES                                                         --                --                  --             --

15.TRAVEL & ENTERTAINMENT                                               36,818            65,732              72,716        535,439

16.REPAIRS, MAINTENANCE &
   SUPPLIES                                                          4,837,494         3,235,006           1,896,650     25,004,481

17.ADMINISTRATIVE & SELLING                                          3,841,855         4,503,340           4,089,807     30,156,350

18.OTHER (attach list)                                              52,706,777        39,441,420          54,014,374    472,642,173

TOTAL DISBURSEMENTS FROM
   OPERATIONS                                                       79,004,950        76,506,997          84,212,575    722,589,504

19.PROFESSIONAL FEES                                                 1,257,449         1,525,502           1,014,508      8,894,762

20.U.S. TRUSTEE FEES                                                        --            46,750                  --        140,500

21.OTHER REORGANIZATION
     EXPENSES (attach list)                                                 --                --                  --        125,000

                                                                  ------------      ------------        ------------   ------------
TOTAL DISBURSEMENTS                                                 80,262,399        78,079,249          85,227,083    731,749,766
                                                                  ============      ============        ============   ============

22.NET CASH FLOW                                                       925,052         2,038,183          (1,655,353)    (9,569,558)

23.CASH - END OF MONTH (MOR-2)                                        (605,842)        1,432,341            (223,012)      (223,012)

per MOR-7                                                          (605,841.51)     1,432,341.16         (223,012.32)
per 211 trial balance                                               636,425.59      1,865,999.23        1,368,935.72
                                                                --------------    --------------      --------------
difference                                                        1,242,267.10        433,658.07        1,591,948.04

g/l acct 10123 - not a good account, s/b zero                           794.70            794.70                0.00
g/l acct 10131 - account was closed before filing, bal s/b zero       4,029.99          4,029.99                0.00
g/l acct 10199 - cash overdraft reclass of outstanding checks     1,237,442.41        428,833.38        1,591,948.04
                                                                --------------    --------------      --------------
reconciled difference                                             1,242,267.10        433,658.07        1,591,948.04

           MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


   OTHER CASH RECEIPTS AND                                                                                               FILING TO
   DISBURSEMENTS:                   Nov-01    Dec-01       Jan-02       Feb-02       Mar-02       Apr-02      May-02       DATE
                                  ---------- ----------  ----------   ----------  ------------  ----------  ----------  -----------
6.  OTHER RECEIPTS:

    Interest Income                       --         --          --           --            --          --          --       80,302

    401(k) Plan Refund                    --         --          --           --            --          --          --           --

    Cobra Insurance Payment               --         --          --           --            --          --          --           --

    Miscellaneous                    181,336    146,500     100,833      223,221       131,124     195,444     128,178    2,734,865

    Royalty Owners Trust Account          --         --          --           --            --          --          --           --

    Emission Credits                      --         --          --           --            --          --          --           --

    Account Transfers              9,047,528 10,348,106   9,120,571   13,636,846    17,715,686  15,239,518  11,235,640  122,855,075

    Intercompany Transfers         2,905,621    920,573     423,445           --     1,562,134     655,895          --    7,769,668
                                  ---------- ----------  ----------   ----------  ------------  ----------  ----------  -----------
   TOTAL OTHER RECEIPTS           12,134,485 11,415,178   9,644,850   13,860,068    19,408,945  16,090,857  11,363,818  133,439,910
                                  ========== ==========  ==========   ==========  ============  ==========  ==========  ===========
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense               --         --          --           --            --          --          --           --

    Workover Expense                      --         --          --           --            --          --          --           --

    Capital Expenditures             297,523    558,388   1,491,633    1,841,654     1,418,900    (581,465)    598,552    6,543,250

    Revenue & Royalties                   --         --          --            -            --          --          --           --

    Interest Payment                      --         --          --            -            --          --          --       97,161

    Employee Benefits              1,259,446  1,276,424   2,711,036    1,602,513     2,285,842   2,492,292   1,544,520   19,242,523

    Severance tax                         --         --          --            -            --          --          --           --

    Pre-petition checks voided
       in current period                  --         --          --            -            --          --          --      (30,000)

    Account Transfers              9,047,528 10,348,106   9,120,571   13,636,846    17,715,686  15,239,518  11,235,640  122,855,075

    CIT Revolver Payments         21,322,848 22,948,750  23,718,420   21,934,238    25,605,169  17,344,416  35,714,063  269,529,746

    Intercompany Transfers         7,794,248  5,967,667   4,599,352    4,624,574     5,681,179   4,946,658   4,921,599   54,404,417
                                  ---------- ----------  ----------   ----------  ------------  ----------  ----------  -----------
TOTAL OTHER DISBURSEMENTS         39,721,594 41,099,335  41,641,012   43,639,825    52,706,777  39,441,420  54,014,374  472,642,173
                                  ========== ==========  ==========   ==========  ============  ==========  ==========  ===========



                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                             Chase             Chase             Chase              Chase
  DISBURSEMENTS                              00101824317       00103316882        103405743       6301810002508
  -----------------                        ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                      782,068               116         1,859,787        (1,211,018)
                                           ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE         32,214,482

  4.  LOANS & ADVANCES - CIT REVOLVER                             37,400,000

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --           500,130         2,050,000         8,211,042
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                32,214,482        37,900,130         2,050,000         8,211,042
                                           ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                                                    1,609,373                --

  8.  PAYROLL TAXES PAID                                                               936,861

  9.  SALES, USE & OTHER TAXES PAID                                   52,323                           1,403,948

  10. SECURED/RENTAL/LEASES                                                                              101,829

  11. UTILITIES                                                    3,817,800

  12. INSURANCE                                                        4,879                              10,705

  13. INVENTORY PURCHASES                                         16,020,814                             180,496

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                              72,716

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                  1,896,650

  17. ADMINISTRATIVE & SELLING                                       787,888                           3,301,919

  18. OTHER (attach list)                       32,996,451        17,031,390                --           794,453
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS           32,996,451        37,715,095         2,546,234         7,762,716
                                           ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --         1,014,508

  20. U.S. TRUSTEE FEES                                 --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                           32,996,451        37,715,095         2,546,234         8,777,224
                                           ===============   ===============   ===============   ===============
  22. NET CASH FLOW                               (781,968)          185,035          (496,234)         (566,181)

  23. CASH - END OF MONTH (MOR-2)                      100           185,151         1,363,554        (1,777,199)



  CASH RECEIPTS AND                             Chase             Chase             Bank One           Total
  DISBURSEMENTS                             6301810036508     6301810028508         5561833            Debtor
  -----------------                        ---------------   ---------------    ---------------   ---------------
  1.  CASH-BEGINNING OF MONTH                           --                --              1,387         1,432,341
                                           ===============   ===============    ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                 --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                               2,593,429        34,807,911

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                  37,400,000

  5.  SALE OF ASSETS                                                                                           --

  6.  OTHER (attach list)                          467,072             7,396            128,178        11,363,818
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL RECEIPTS                                   467,072             7,396          2,721,607        83,571,729
                                           ---------------   ---------------    ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A                N/A               N/A
                                           ===============   ===============    ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                 --         1,609,373

  8.  PAYROLL TAXES PAID                                                                                  936,861

  9.  SALES, USE & OTHER TAXES PAID                                                                     1,456,271

  10. SECURED/RENTAL/LEASES                                                                               101,829

  11. UTILITIES                                                                                         3,817,800

  12. INSURANCE                                                                                            15,583

  13. INVENTORY PURCHASES                                                                              16,201,310

  14. VEHICLE EXPENSES                                                                                         --

  15. TRAVEL & ENTERTAINMENT                                                                               72,716

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                   1,896,650

  17. ADMINISTRATIVE & SELLING                                                                          4,089,807

  18. OTHER (attach list)                          467,072             7,396          2,717,612        54,014,374
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              467,072             7,396          2,717,612        84,212,575
                                           ===============   ===============    ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                 --         1,014,508

  20. U.S. TRUSTEE FEES                                 --                --                 --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                 --                --
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL DISBURSEMENTS                              467,072             7,396          2,717,612        85,227,083
                                           ===============   ===============    ===============   ===============
  22. NET CASH FLOW                                     --                --              3,995        (1,655,353)

  23. CASH - END OF MONTH (MOR-2)                       --                --              5,382          (223,012)


MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


OTHER CASH RECEIPTS AND                         Chase          Chase           Chase           Chase           Chase
DISBURSEMENTS:                               00103275427    00101824317     00103316882      103405743     6301810002508
--------------                               -----------    -----------     -----------      ---------     -------------
6.   OTHER RECEIPTS:

     Interest Income

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous

     Royalty Owners Trust Account

     Emission Credits

     Account Transfers                                                        500,130       2,050,000         8,211,042

     Intercompany Transfers
                                             -----------   ----------      ----------       ---------        ----------
TOTAL OTHER RECEIPTS                                  --           --         500,130       2,050,000         8,211,042
                                             ===========   ==========      ==========       =========        ==========
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                                                                                       598,552

     Revenue & Royalties

     Interest Payment

     Employee Benefits                                                        874,151                           195,901

     Severance tax

     Pre-petition checks voided in current period

     Account Transfers                                                     11,235,640

     CIT Revolver Payments                                 32,996,451              --

     Intercompany Transfers                                                 4,921,599
                                             -----------   ----------      ----------       ---------        ----------
TOTAL OTHER DISBURSEMENTS                             --   32,996,451      17,031,390              --           794,453
                                             ===========   ==========      ==========       =========        ==========

OTHER CASH RECEIPTS AND                        Chase           Chase         Wells Fargo        Bank One        Total
DISBURSEMENTS:                             6301810036508   6301810028508      4496870106         5561833       Debtor
--------------                             -------------   -------------   --------------   ------------   -------------
6.   OTHER RECEIPTS:

     Interest Income                                                                                                --

     401(k) Plan Refund                                                                                             --

     Cobra Insurance Payment                                                                                        --

     Miscellaneous                                                                             128,178         128,178

     Royalty Owners Trust Account                                                                                   --

     Emission Credits                                                                                               --

     Account Transfers                         467,072          7,396                                       11,235,640

     Intercompany Transfers                                                                                         --
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER RECEIPTS                           467,072          7,396              --          128,178      11,363,818
                                             =========      =========    ============       ==========      ==========

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                        --

     Workover Expense                                                                                               --

     Capital Expenditures                                                                                      598,552

     Revenue & Royalties                                                                                            --

     Interest Payment                                                                                               --

     Employee Benefits                         467,072          7,396                                        1,544,520

     Severance tax                                                                                                  --

     Pre-petition checks voided in
        current period                                                                                              --

     Account Transfers                                                                                      11,235,640

     CIT Revolver Payments                                                                   2,717,612      35,714,063

     Intercompany Transfers                                                                                  4,921,599
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER DISBURSEMENTS                      467,072          7,396              --        2,717,612      54,014,374
                                             =========      =========    ============       ==========      ==========


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.                CASE NUMBER: 01-37806-H-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF            MAY 2002
                                  ---------------------------------


BANK NAME                    Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                 00101824317       00103316882        00103405743        6301810036508
--------------
ACCOUNT TYPE                    AR Wires        Concentration         Payroll          Contr. Disb.
--------------              ---------------    ---------------    ---------------    ---------------
BANK BALANCE                $           100    $       185,151    $       176,997    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                                        (1,777,199)

OTHER                                                        1          1,186,556
                            ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE       $           100    $       185,152    $     1,363,553    $    (1,777,199)
                            ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS  $       782,068    $           117    $     1,859,787    $    (1,211,017)

RECEIPTS                         32,214,482         37,400,000

TRANSFERS BETWEEN ACCOUNTS                         (15,657,109)         2,050,000          8,211,042

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS      (32,996,450)       (21,557,856)        (2,546,234)        (8,777,224)
                            ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS     $           100    $       185,152    $     1,363,553    $    (1,777,199)
                            ===============    ===============    ===============    ===============

BANK NAME                    Chase Bk of Del    Chase Bk of Del       Bank One
ACCOUNT NUMBER                6301810036508      6301810028508         5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $         6,274    $       368,522

DEPOSIT IN TRANSIT                                                                                 --

OUTSTANDING CHECKS                                                                         (1,777,199)

OTHER                                                                         (892)         1,185,665
                             ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $            --    $         5,382    $      (223,012)
                             ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $            --    $         1,387    $     1,432,342

RECEIPTS                                                                 2,721,607         72,336,089

TRANSFERS BETWEEN ACCOUNTS           467,072              7,396                            (4,921,599)

(WITHDRAWAL) CONTRIBUTION-                                                                         --

BY INDIVIDUAL DEBTOR MFR-2                                                                         --

CHECKS/OTHER DISBURSEMENTS          (467,072)            (7,396)        (2,717,612)       (69,069,844)
                             ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $            --    $         5,382    $      (223,012)
                             ===============    ===============    ===============    ===============

                MOR-8

CASE NAME:  STERLING CHEMICALS, INC.
CASE NUMBER:     01-37806-H4-11


PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)



               INSIDERS:                                                                                                  FILING TO
       NAME/POSITION/COMP TYPE(2)        Nov-2001   Dec-2001   Jan-2002  Feb-2002    Mar-2002    Apr-2002      May-2002     DATE
---------------------------------------  ---------  ---------  --------- --------    --------    --------     ----------  ----------
 1. Frank Diassi/Chairman
    of Board/Salary                      $  31,250  $  31,250  $      --                         $     --     $       --  $   62,500
 2. Frank Diassi/Chairman
    of Board/Bonus                              --                                                                    --          --
 3. Frank Diassi/Chairman
    of Board/Expenses                           --         --         --                                              --          --
 4. Frank Diassi/Chairman
    of Board/Vacation payout                           45,193                                                                 45,193
 5. David Elkins/President/Salary           29,167     29,167     29,167   29,167       30,333     30,333         30,333     207,667
 6. David Elkins/President/Bonus                --     21,875         --                22,750    136,500             --     181,125
 7. David Elkins/President/Expenses             --      2,035      3,378    4,601           --      5,115             --      15,129
 8. David Elkins/President/Life
    Insurance                                                      2,184                    --         --                      2,184
 9. Richard Crump/Exec VP Opers/Salary      25,000     25,000     28,636   27,500       27,917     27,917         27,917     189,887
10. Richard Crump/Exec VP Opers/Bonus           --     18,750      1,875                20,938    125,625             --     167,188
11. Richard Crump/Exec VP Opers/Expense      2,331        531      4,453    5,404        4,610      6,728             --      24,057
12. Paul Vanderhoven/VP Finance &
    CFO/Salary                              16,667     16,667     16,667   16,667       18,333     18,333         18,333     121,667
13. Paul Vanderhoven/VP Finance &
    CFO/Bonus                                   --     10,000         --                11,000     79,200             --     100,200
14. Paul Vanderhoven/VP Finance &
    CFO/Expense                                 --      2,199      4,509    4,629        2,474      6,402             --      20,213
15. Robert Roten/Former Pres & Board
    Member/SERP                              2,328      2,328      2,328    2,328        2,328      2,328          2,328      16,296
16. Robert Roten/Former Pres & Board
    Member/Consulting fee                       --         --         --   10,000       10,000     10,000             --      30,000
17. Robert Roten/Former Pres & Board
    Member/BOD fee                              --                15,150       --           --     13,750             --      28,900
18. Rolf Towe/Board Member/BOD fees             --                10,850       --           --      9,650             --      20,500
19. Rolf Towe/Board Member/Expenses             --         --         --   16,133           --                        --      16,133
20. Hunter Nelson/Board Member                  --                11,150       --           --     10,350             --      21,500
21. Frank Hevrdejs/Board Member                 --                12,250       --           --     12,050             --      24,300
                                         ---------  ---------  --------- --------    ---------   --------     ----------  ----------
TOTAL INSIDERS (MOR-1)                   $ 106,743  $ 204,995  $ 142,597 $116,429    $ 150,683   $494,281     $   78,911  $1,294,639
                                         =========  =========  ========= ========    =========   ========     ==========  ==========


       PROFESSIONALS                                                                                                      FILING TO
      NAME/ORDER DATE        Nov-2001   Dec-2001     Jan-2002     Feb-2002      Mar-2002      Apr-2002      May-2002        DATE
---------------------------  ---------  ---------   ----------  ------------  -----------   -----------    -----------   -----------
 1. Logan & Company, Inc.    $  65,978  $  30,272   $ 9,958.00  $  15,624.27  $    23,247   $     3,541    $  6,645.54   $   155,266
 2. Andrews & Kurth LLP             --    210,726      139,340    128,643.28      213,187       132,819     256,170.65     1,080,887
 3. US Trustee                      --         --       53,500            --           --        46,750             --       100,250
 4. Skadden, Arps, Slate,
    Meagher & Flom LLP              --         --      293,229    466,138.76      634,706       321,403     406,542.75     2,122,020
 5. Akin Gump Strauss          126,980    231,124           --     35,089.74      120,257        78,728      81,093.82       673,273
 6. Arthur Andersen            134,935     31,792      115,041     22,556.70           --        95,421      70,316.52       470,062
 7. Lazard Freres & Co. LLC    268,613         --           --    284,550.16      153,356       295,856     138,638.86     1,141,014
 8. Baker & Botts              154,797    132,523      111,985     46,197.50       32,861        66,007      30,965.11       575,335
 9. Groom Law Group             11,331      4,587       10,078      9,773.24        9,738        23,879      10,670.30        80,056
10. Nexant, Inc.                40,250     42,764        8,399     37,309.09       16,416         9,595      13,464.59       168,199
11. Greenhill & Co.                                    497,243            --       53,680       498,253             --     1,049,176
                             ---------  ----------  ----------  ------------  -----------   -----------    -----------   -----------
TOTAL PROFESSIONALS (MOR-1)  $ 802,884  $ 683,788   $1,238,773  $  1,045,883  $ 1,257,449   $ 1,572,252    $ 1,014,508   $ 7,615,537
                             =========  ==========  ==========  ============  ===========   ===========    ===========   ===========


(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.


           MOR-9